SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2003

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 9. Regulation FD Disclosure.

     On June 19, 2003, Terayon Communication Systems, Inc. (Company) issued a press release announcing the certification of its TJ 720x cable modem as European Euro-DOCSIS 1.1 (Data Over Cable Service Interface Specification) by tComLabs, a laboratory commissioned by the Euro-DOCSIS Certification Board.

Item 7. Exhibits.

99.1	Press Release, dated as of June 19, 2003, entitled Terayon Receives Euro-DOCSIS 1.1 Certification for TJ 720x Cable Modem.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

	By:	/s/ Zaki Rakib

Zaki Rakib
Chief Executive Officer

Date: June 24, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated as of June 19, 2003, entitled Terayon Receives Euro-DOCSIS 1.1 Certification for TJ 720x Cable Modem.